SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                  March 13, 2000

                               METRIS MASTER TRUST
                            METRIS RECEIVABLES, INC.
                     (Originator of the Metris Master Trust)
             (Exact name of registrant as specified in its charter)


        Delaware                       033-99514               41-1810301
(State of Incorporation)       (Commission File Number)     (IRS Employer
                                                             Identification No.)



        600 South Highway 169, Suite 300, St. Louis Park, Minnesota 55426
                    (Address of principal executive offices)


                                 (612) 417-5645
              (Registrant's telephone number, including area code)







                            METRIS RECEIVABLES, INC.
                           Current Report on Form 8-K


Item 7.  Financial Statements and Exhibits

         Ex. 20a       Series 1997-1 February Certificateholders' Statement

         Ex. 20b       Series 1997-2 February Certificateholders' Statement

         Ex. 20c       Series 1998-2 February Securityholders'  Statement

         Ex. 20d       Series 1998-3 February Securityholders' Statement

         Ex. 20e       Series 1999-1 February Securityholders' Statement

         Ex. 20f       Series 1999-2 February Securityholders' Statement

         Ex. 20g       Series 1999-3 February Securityholders' Statement


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     METRIS RECEIVABLES, INC.



                                     By /s/
                                          Paul T. Runice
                                          Senior Vice President and Treasurer




Dated:  March 13, 2000